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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) February 27, 2003


                          MUELLER INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


       Delaware                     1-6770                 25-0790410
(State or other jurisdiction     (Commission             (I.R.S. Employer
of incorporation)                File Number)           Identification No.)


                       8285 TOURNAMENT DRIVE, SUITE 150
                          MEMPHIS, TENNESSEE  38125
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (901) 753-3200
























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Item 5.  Other Events and Regulation FD Disclosure.

     During 2002, Mueller Industries, Inc. (the Company) sold its wholly owned subsidiary, Utah Railway Company, and initiated steps to discontinue operations at its French manufacturing business, Mueller Europe S.A. The operations and cash flows of these two businesses have been eliminated from the ongoing operations of the Company, and are reported as discontinued operations. The Company is providing its quarterly statements of operations for 2002 and 2001, reclassified to conform to the current presentation, as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

        99.1 Quarterly Statements of Operations for 2002 and 2001.









































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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on February 27, 2003.


                                       MUELLER INDUSTRIES, INC.



                                       /s/Kent A. McKee
                                       Kent A. McKee
                                       Vice President and
                                       Chief Financial Officer










































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                                EXHIBIT INDEX


   Exhibit No.                                   Description
   -----------                                   -----------
   99.1                                Quarterly Statements of Operations
                                       for 2002 and 2001.


















































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